MINFILE Number: 082FNW161 **Name:** COLORADO (L.5308) **Status:** Past Producer

Production Year	Tonnes Mined	Tonnes Milled	Commodity	Grams Recovered	Kilograms Recovered
1969	21	0	Silver	6,594	
			Zinc		82
			Lead		61
1967	21	0	Silver	8,678	
			Zinc		293
			Lead		105
1915	4	0	Silver	23,172	
1905	14	0	Silver	82,516	
1904	7	0	Silver	25,660	

Summary Totals

MINFILE Number: 082FNW161 **Name:** COLORADO (L.5308) **Status:** Past Producer

	Metric	Imperial
Mined	67 tonnes	73 tons
Milled	0 tonnes	0 tons

Recovery:

	Metric	Imperial
Silver	146,620 grams	4,714 ounces
Zinc	375 kilograms	827 pounds
Lead	166 kilograms	366 pounds

Comments:

1969	Hyperion Silver Mines Limited.
1967	Western Standard Silver Mines Limited.